Vanguard® Consumer Staples Index Fund
Schedule of Investments (unaudited)
As of November 30, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.9%)
Beverages (22.4%)
	PepsiCo Inc.	3,409,534	544,775
	Coca-Cola Co.	10,134,867	531,574
	Constellation Brands Inc. Class A	505,681	113,945
*	Monster Beverage Corp.	1,220,618	102,263
	Keurig Dr Pepper Inc.	2,149,906	73,075
	Brown-Forman Corp. Class B	948,553	66,740
	Molson Coors Beverage Co. Class B	639,513	28,420
*	Boston Beer Co. Inc. Class A	36,162	16,315
	Coca-Cola Consolidated Inc.	27,549	15,719
*	Celsius Holdings Inc.	163,984	11,218
	National Beverage Corp.	177,122	9,200
	MGP Ingredients Inc.	115,026	8,970
*	Duckhorn Portfolio Inc.	249,898	4,801
*	Vintage Wine Estates Inc.	409,087	4,591
			1,531,606
Food & Staples Retailing (24.0%)
	Costco Wholesale Corp.	1,090,863	588,390
	Walmart Inc.	3,787,826	532,682
	Sysco Corp.	1,533,088	107,378
	Walgreens Boots Alliance Inc.	2,305,253	103,275
	Kroger Co.	2,372,054	98,511
*	BJ's Wholesale Club Holdings Inc.	477,843	31,609
	Casey's General Stores Inc.	131,685	25,585
*	US Foods Holding Corp	749,624	23,553
*	Performance Food Group Co.	563,293	22,706
*	United Natural Foods Inc.	364,824	18,139
*	Sprouts Farmers Market Inc.	528,335	13,980
*	Grocery Outlet Holding Corp.	429,611	12,442
	PriceSmart Inc.	129,386	9,280
	Ingles Markets Inc. Class A	119,499	9,175
	Andersons Inc.	247,752	8,419
	Weis Markets Inc.	133,748	8,419
*	Chefs' Warehouse Inc.	267,914	8,324
	SpartanNash Co.	333,187	7,973
*	Rite Aid Corp.	468,585	5,773
			1,635,613
Food Products (19.4%)
	Mondelez International Inc. Class A	4,218,090	248,614
	General Mills Inc.	1,811,926	111,923
	Archer-Daniels-Midland Co.	1,744,150	108,504
	Hershey Co.	448,447	79,595
	Tyson Foods Inc. Class A	902,204	71,238

		Shares	Market Value ($000)
	Kraft Heinz Co.	2,040,124	68,568
	McCormick & Co. Inc.	761,618	65,362
	Kellogg Co.	797,053	48,764
	Conagra Brands Inc.	1,552,775	47,437
	J M Smucker Co.	349,579	44,211
*	Darling Ingredients Inc.	615,711	41,573
	Bunge Ltd.	465,054	40,260
	Hormel Foods Corp.	945,645	39,150
	Lamb Weston Holdings Inc.	487,343	25,303
	Ingredion Inc.	245,843	22,895
*	Post Holdings Inc.	213,711	20,644
*	Freshpet Inc.	190,824	20,613
	Campbell Soup Co.	494,082	19,926
	Flowers Foods Inc.	762,980	19,700
	Sanderson Farms Inc.	91,768	17,232
*	Hain Celestial Group Inc.	411,641	16,231
*,1	Beyond Meat Inc.	204,854	14,393
*	Simply Good Foods Co.	388,090	14,348
	Lancaster Colony Corp.	80,090	11,709
*	Hostess Brands Inc. Class A	671,015	11,400
*	TreeHouse Foods Inc.	291,445	10,696
[1]	B&G Foods Inc.	344,616	10,383
	J & J Snack Foods Corp.	72,703	9,930
*	Pilgrim's Pride Corp.	312,237	8,768
	Cal-Maine Foods Inc.	236,017	8,511
	John B Sanfilippo & Son Inc.	80,116	6,601
*,1	Tattooed Chef Inc.	409,304	6,586
	Fresh Del Monte Produce Inc.	253,520	6,277
	Utz Brands Inc.	439,903	6,207
	Calavo Growers Inc.	145,146	5,884
	Tootsie Roll Industries Inc.	181,935	5,722
*	Vital Farms Inc.	184,623	3,122
*	Mission Produce Inc.	161,414	2,859
			1,321,139
Household Products (21.1%)
	Procter & Gamble Co.	6,335,313	915,960
	Colgate-Palmolive Co.	2,440,343	183,074
	Kimberly-Clark Corp.	1,046,611	136,384
	Church & Dwight Co. Inc.	796,071	71,153
	Clorox Co.	388,218	63,221
	Spectrum Brands Holdings Inc.	195,174	19,537
	WD-40 Co.	66,098	14,829
*	Central Garden & Pet Co. Class A	269,237	11,671
	Energizer Holdings Inc.	295,986	11,008
	Reynolds Consumer Products Inc.	341,562	9,967
*	Central Garden & Pet Co.	108,920	5,248
			1,442,052
Personal Products (4.9%)
	Estee Lauder Cos. Inc. Class A	674,492	223,979
*	Herbalife Nutrition Ltd.	431,037	16,104
*	Coty Inc. Class A	1,480,050	14,401
	Medifast Inc.	68,981	14,192
	Inter Parfums Inc.	140,257	12,319
	Edgewell Personal Care Co.	254,648	10,812
	Nu Skin Enterprises Inc. Class A	235,585	10,338
*	Beauty Health Co.	367,382	9,537
*	elf Beauty Inc.	295,080	8,888

		Shares	Market Value ($000)
*	USANA Health Sciences Inc.	84,471	8,423
*	BellRing Brands Inc. Class A	260,519	5,606
*	Honest Co. Inc.	308,708	2,636
			337,235
Tobacco (8.1%)
	Philip Morris International Inc.	3,463,291	297,635
	Altria Group Inc.	5,357,082	228,426
	Vector Group Ltd.	707,557	10,995
	Universal Corp.	167,422	7,797
	Turning Point Brands Inc.	140,076	5,323
			550,176
Total Common Stocks (Cost $5,838,142)			6,817,821
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[2,3]	Vanguard Market Liquidity Fund, 0.077% (Cost $27,569)	275,698	27,570
Total Investments (100.3%) (Cost $5,865,711)			6,845,391
Other Assets and Liabilities—Net (-0.3%)			(20,179)
Net Assets (100.0%)			6,825,212
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,691,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $24,902,000 was received for securities on loan, of which $24,898,000 is held in Vanguard Market Liquidity Fund and $4,000 is held in cash.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Campbell Soup Co.	1/31/22	GSI	7,303	(0.091)	—	(245)
1	Based on 1M USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
1M—1-month.
GSI—Goldman Sachs International.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,817,821	—	—	6,817,821
Temporary Cash Investments	27,570	—	—	27,570
Total	6,845,391	—	—	6,845,391
Derivative Financial Instruments
Liabilities
Swap Contracts	—	245	—	245